LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND

November 2, 1998

Dear Shareholder:

We are pleased to submit our annual report on the J.P. Morgan Institutional International Bond Fund for the fiscal year ended September 30, 1998.

During the year, investors witnessed a challenging investment environment made volatile by the impact of not only Southeast Asia's crisis, but also the economic and budget deficit crises in Russia and South America, respectively. As a result, worldwide investor risk aversion reached an all-time high, driving investors deeper into a flight to quality. Despite this backdrop, the fund returned 13.56% for the year. Although the fund underperformed the 13.83% return of its benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), it significantly outpaced the 7.78% return of its competitors, as measured by the Lipper International Income Funds Average. In fact, as of September 30, 1998, Morningstar* awarded the fund a 5-star overall rating and was rated among 160 other international bond funds; the highest ranking a fund can achieve.

The fund's net asset value decreased from $8.65 at the beginning of the year, to $8.54 per share by September 30, 1998, after making distributions of approximately $0.97 in income, $0.19 from short-term capital gains, and $0.01 from long-term capital gains respectively. The fund's net assets increased from $7.1 million to $7.2 million. The net assets of The Non-U.S. Fixed Income Portfolio, in which the fund invests, totaled approximately $7.3 million on September 30, 1998.


* MORNINGSTAR PROPRIETARY RATINGS REFLECT RISK-ADJUSTED PERFORMANCE THROUGH 9/30/98. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUNDS THREE-, FIVE-, AND TEN-YEAR RETURN (WITH FEE ADJUSTMENTS) IN EXCESS OF 90-DAY TREASURY BILL RETURNS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. FOR THE THREE-YEAR PERIOD, THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND RECEIVED FIVE STARS AND WAS RATED AMONG 160 FUNDS. TEN PERCENT OF THE FUNDS IN A RATING CATEGORY RECEIVE FIVE STARS, AND THE NEXT 22.5% RECEIVE FOUR STARS.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . 1    PORTFOLIO MANAGER Q&A . . . . . . 4

FUND PERFORMANCE. . . . . . . . . 3    FUND FACTS AND HIGHLIGHTS . . . . 7

                                       FINANCIAL STATEMENTS. . . . . . .10
--------------------------------------------------------------------------------

The report that follows includes an interview with Dominic Pegler, a member of the portfolio management team responsible for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                             /s/ Keith M. Schappert
Ramon de Oliveira                                 Keith M. Schappert
Chairman of Asset Management Services Services    President of Asset Management
J.P. Morgan & Co. Incorporated                    J.P. Morgan & Co. Incorporated

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on December 1, 1994, would have grown to $1,616,049 on September 30, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $1,000,000 SINCE FUND INCEPTION*
DECEMBER 1, 1994 -- SEPTEMBER 30, 1998

[CHART]



[PLOT POINTS TO COME]




PERFORMANCE                                       TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                                  ----------------    ------------------------------
                                                  THREE     SIX       ONE       THREE     SINCE
AS OF SEPTEMBER 30, 1998                          MONTHS    MONTHS    YEAR      YEARS     INCEPTION*
----------------------------------------------------------------------------------------------------
J.P. Morgan Inst. International Bond Fund         5.69%     7.96%     13.56%    12.72%    13.34%

Salomon Brothers Non-U.S. World
   Government Bond Index (currency hedged)        5.21%     7.65%     13.83%    12.73%    13.51%

Lipper International Income Funds Average         5.69%     7.15%      7.78%     6.89%     9.05%


*12/1/94 - COMMENCEMENT OF OPERATIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS AND YIELDS WOULD HAVE BEEN LOWER. THE SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES OR EXPENSES IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with DOMINIC J. PEGLER, VICE PRESIDENT, who is a member of the portfolio management team responsible for managing The Non-U.S. Fixed Income Portfolio in which the fund invests. Mr. Pegler joined J.P. Morgan (London) in 1996 after seven years at the Bank of England, serving first as an economist and then in the Reserves Management Department managing the U.K.'s foreign exchange reserves. His time at the Bank included a two year secondment to the Directorate of Monetary Affairs, EC Commission. Mr. Pegler holds a BS and MS in Economics from the London School of Economics. This interview was conducted on October 14, 1998 and reflects his views on that date.

DURING THE FIRST HALF OF THE YEAR UNDER REVIEW, THE FIXED INCOME MARKETS WERE LARGELY DOMINATED BY THE ASIAN FINANCIAL CRISIS. WAS THIS ALSO TRUE FOR THE MOST RECENT SIX MONTHS?

The focus for attention in the fixed income markets over the current review period primarily shifted from SouthEast Asia, where activity still shows little sign of improvement, to areas such as Russia and South America, where increased investor risk aversion has exposed their vulnerabilities. The collapse in commodity prices over the last year took its toll on the Russian economy and with tax revenues barely measuring 10% of GDP, Russian finances were deteriorating. Ultimately, the failure of the IMF to attach conditions to lending agreements precipitated a de-facto default on Ruble-denominated government debt in August. The resulting significant losses for international investors, coupled with earlier losses experienced in South East Asia, rapidly prompted an increase in investor risk aversion. As that aversion developed, market attention focused, naturally, on markets in deficit and requiring net capital inflows.

Also noteworthy is the current situation in Brazil, where the government has been running a budget deficit amounting to almost 8% of GDP and a current account deficit of roughly 4% of GDP. Such a policy mix necessitates substantial capital inflows. In the Brazilian case, the financing of the budget deficit has been aggravated by rising interest rates coupled with the structure of the government debt stock, having an average outstanding maturity of just seven months. Plans to tighten fiscal policy and cut spending will need to be significant to address this problem and given that Brazil accounts for 40% of Latin American GDP, growth prospects in the region look poor. Moreover, with 20% of U.S. exports entering South America (including Mexico); any marked deterioration in demand simply adds to the existing slowdown in the U.S. export economy. European economic activity, particularly in the goods sector, has similarly suffered. Orders have weakened significantly and the resultant squeeze in profit margins and loss of growth potential have taken their toll on equity markets during the third quarter, benefiting fixed income investors holding high quality government bonds.

HOW DID THE PORTFOLIO PERFORM OVER THE YEAR? PLEASE COMMENT ON ANY FACTORS OR EVENTS THAT EITHER POSITIVELY OR NEGATIVELY AFFECTED PERFORMANCE.

International bond markets performed well in relation to U.S. domestic bond markets over the period. The portfolio's neutral duration position was considerably enhanced by a currency hedged yield advantage over U.S. dollar assets, initially by investing in short-dated European bonds before extending out to longer maturities as the outlook for european monetary policy became more accommodative. Consequently, the portfolio held overweight positions in both Germany and France. The portfolio was neutral UK assets at the end of September but had remained underweight at times during the period, contributing positively to performance. The portfolio's declining exposure to Japanese bonds benefited the portfolio initially, but due to slow improvement in the Japanese banking sector, the portfolio's position in this regard was a marginal net drag on performance over the period.

PLEASE PROVIDE INVESTORS WITH AN UPDATE ON EUROPE'S ECONOMIC AND MONETARY UNION
(EMU) AND HOW IT HAS AFFECTED BOND PORTFOLIOS.

Throughout the year, European and Economic Monetary Union continued to progress towards the start date of January 1, 1999, when the member countries' currencies become fixed to each other and the Euro and the European Central Bank (ECB) takes over operation of monetary policy. The effect of Asian economic weakness and prospect of weaker economic growth throughout the Euro region in the latter part of the review period appears to present very little chance of stalling the process. In the final run up to January 1 foreign investors in particular have shown a preference for large, liquid German and French bond issues which are likely to become prominent on the new Euro yield curve; the portfolio has been well positioned to take advantage of this preference.

GIVEN THAT JAPAN HAS BEEN EXPERIENCING TURMOIL IN ITS BANKING INDUSTRY FOR WELL OVER A YEAR NOW, HOW ARE WE VIEWING OUR POSITION IN THAT COUNTRY?

Japanese economic and financial difficulties worsened further during the third quarter as the economy continued to contract, the price level (of goods and services) continued to fall and the banking system capital base was further eroded by growing bad loans, a weak stock market and, at least initially in the quarter, by a weaker Yen. The Yen weakened further early in the quarter before rallying on the basis of capital repatriation by Japanese investors late in the quarter. Recent agreement between the Government and opposition with respect to a banking system restructuring plan requires further clarification, particularly regarding the scale and speed of the restructuring, before safe judgment can be passed.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS? IN LIGHT OF THAT FORECAST, HOW IS THE PORTFOLIO BEING POSITIONED?

In coming months we do not anticipate any material improvement in economic conditions in Asia or Russia. The possibility of a further crisis in emerging markets (emanating from Brazil) remains; the emerging economies' ability to attract private sector capital inflows amidst a reduced appetite for risk amongst investors is likely to severely depress activity in those markets in the foreseeable future.

With this in mind, developed markets face a significant risk to their own economies, expressed in the form of a marked reduction in consumer spending and business investment, with slower GDP growth as a consequence. In Europe, leading economic indicators point to slower activity, giving the European Central Bank little scope to alter monetary policy, with the possibility they follow the lead shown by the United States Federal Reserve in easing policy. With this in mind, the portfolio maintains a positive outlook on the major government bond markets.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional International Bond Fund seeks to provide a high total return consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to international bond markets in their investment portfolios.The portfolio's benchmark is The Salomon Brothers Non-U.S. World Government Bond Index (currency hedged).

--------------------------------------------------------------------------------
INCEPTION DATE
12/1/94

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 9/30/98
$7,216,962

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 9/30/98
$7,272,939

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annual expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS

ALL DATA AS OF SEPTEMBER 30, 1998

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

GERMANY                  29.2%

FRANCE                   17.0%

NETHERLANDS               4.4%

DENMARK                   4.3%

CANADA                    3.3%

UNITED STATES             2.4%

OTHER                     1.7%

SHORT-TERM               37.7%


30-DAY SEC YIELD
3.23%*

DURATION
6.5 years



*YIELD IS NET OF FEES AND REFLECTS THE REIMBURSEMENT OF CERTAIN EXPENSES AS DISCUSSED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, YIELD WOULD HAVE BEEN LOWER.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. AS OF OCTOBER 28, 1998 J.P. MORGAN INVESTMENT MANAGEMENT INC., A WHOLLY OWNED SUBSIDIARY OF J.P. MORGAN & CO., WILLSERVE AS THE PORTFOLIO'S INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks such as currency fluctuations and economic and political instability. Prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                    THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Non-U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $7,245,485
Receivable for Expense Reimbursements                  21,084
Receivable for Shares of Beneficial Interest Sold         200
Prepaid Trustees' Fees                                     31
Prepaid Expenses and Other Assets                           7
                                                   ----------
    Total Assets                                    7,266,807
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                       4,520
Shareholder Servicing Fee Payable                         590
Administrative Services Fee Payable                       172
Administration Fee Payable                                 31
Fund Services Fee Payable                                   6
Accrued Expenses                                       44,526
                                                   ----------
    Total Liabilities                                  49,845
                                                   ----------
NET ASSETS
Applicable to 845,297 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $7,216,962
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $8.54
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $6,942,073
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions         349,734
Net Unrealized Depreciation of Investment and
  Foreign Currency Contracts and Translations         (74,845)
                                                   ----------
    Net Assets                                     $7,216,962
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,697)                                 $303,792
Allocated Portfolio Expenses (Net of
  Reimbursement of $94,209)                                   (44,454)
                                                             --------
    Net Investment Income Allocated from
      Portfolio                                               259,338
FUND EXPENSES
Transfer Agent Fees                                $16,306
Registration Fees                                   11,762
Amortization of Organization Expenses               10,202
Printing Expenses                                    9,595
Shareholder Servicing Fee                            6,964
Professional Fees                                    4,514
Administrative Services Fee                          2,047
Fund Services Fee                                      217
Administration Fee                                     162
Trustees' Fees and Expenses                             77
Miscellaneous                                          262
                                                   -------
    Total Fund Expenses                             62,108
Less: Reimbursement of Expenses                    (61,297)
                                                   -------
NET FUND EXPENSES                                                 811
                                                             --------
NET INVESTMENT INCOME                                         258,527
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND
  TRANSACTIONS ALLOCATED FROM PORTFOLIO                       707,208
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY
  CONTRACTS AND TRANSLATIONS ALLOCATED FROM
  PORTFOLIO                                                   (65,271)
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $900,464
                                                             --------
                                                             --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $         258,527    $         260,212
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                             707,208              806,863
Net Change in Unrealized Depreciation of
  Investment and Foreign Currency Contracts and
  Translations Allocated from Portfolio                      (65,271)            (307,115)
                                                   ------------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                             900,464              759,960
                                                   ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       (833,915)            (952,055)
Net Realized Gain                                           (172,435)            (325,360)
                                                   ------------------   ------------------
    Total Distributions to Shareholders                   (1,006,350)          (1,277,415)
                                                   ------------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold           5,681,184            8,877,753
Reinvestment of Dividends and Distributions                  861,338            1,078,872
Cost of Shares of Beneficial Interest Redeemed            (6,345,789)         (15,622,643)
                                                   ------------------   ------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                          196,733           (5,666,018)
                                                   ------------------   ------------------
    Total Increase (Decrease) in Net Assets                   90,847           (6,183,473)
NET ASSETS
Beginning of Fiscal Year                                   7,126,115           13,309,588
                                                   ------------------   ------------------
End of Fiscal Year (including undistributed net
  investment income of $0 and $324,946,
  respectively)                                    $       7,216,962    $       7,126,115
                                                   ------------------   ------------------
                                                   ------------------   ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                   FOR THE PERIOD
                                                    FOR THE FISCAL YEAR ENDED     DECEMBER 1, 1994
                                                          SEPTEMBER 30,           (COMMENCEMENT OF
                                                   ---------------------------   OPERATIONS) THROUGH
                                                    1998      1997      1996     SEPTEMBER 30, 1995
                                                   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.65   $ 11.30   $ 11.12   $            10.00
                                                   -------   -------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.28      2.21      0.31                 0.49
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Contracts and
  Transactions                                        0.78     (1.11)     0.95                 0.78
                                                   -------   -------   -------   -------------------
Total from Investment Operations                      1.06      1.10      1.26                 1.27
                                                   -------   -------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.97)    (2.78)       --                (0.15)
Net Realized Gain                                    (0.20)    (0.97)    (1.08)                  --
                                                   -------   -------   -------   -------------------
Total Distributions to Shareholders                  (1.17)    (3.75)    (1.08)               (0.15)
                                                   -------   -------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $  8.54   $  8.65   $ 11.30   $            11.12
                                                   -------   -------   -------   -------------------
                                                   -------   -------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         13.56%    12.52%    12.09%               12.83%(a)
Net Assets, End of Period (in thousands)           $ 7,217   $ 7,126   $13,310   $            4,233
Ratios to Average Net Assets
  Expenses                                            0.65%     0.50%     0.65%                0.60%(b)
  Net Investment Income                               3.71%     4.88%     5.28%                5.82%(b)
  Expenses without Reimbursement                      2.88%     2.41%     1.67%                2.50%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional International Bond Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund commenced operations on December 1, 1994. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional International Bond Fund, respectively.

The fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "portfolio"), a no-load, non-diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (99.62% at September 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all of the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
      statement was to increase Undistributed Net Income by $250,442, decrease Accumulated Net Realized Gain on Investment by $459,187 and increase Paid-in Capital by $208,745. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of -pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended September 30, 1998, the fee for these services amounted to $162.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended September 30, 1998, the fee for these services amounted to $2,047.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.65% of the average daily net assets of the fund through January 31, 1999. The reimbursement arrangement can be changed or terminated at any time after January 31, 1999 at the option of J.P. Morgan. For the fiscal year ended September 30, 1998, J.P. Morgan has agreed to reimburse the fund $155,506 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended September 30, 1998 the fee for these services amounted to $6,964.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $217 for the fiscal year ended September 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses.The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $50.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                   ------------------   ------------------
Shares of beneficial interest sold...............            689,033            1,035,218
Reinvestment of dividends and distributions......            106,742              134,038
Shares of beneficial interest redeemed...........           (773,930)          (1,523,512)
                                                   ------------------   ------------------
Net Increase (Decrease)..........................             21,845             (354,256)
                                                   ------------------   ------------------
                                                   ------------------   ------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999.The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at September 30, 1998.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

5. OTHER MATTERS

Prior to January 20, 1998, the fund invested in the portfolio along with a non-U.S. fund managed by Morgan. On January 20, 1998, the non-U.S. fund withdrew its interest in the portfolio through an in-kind withdrawal amounting to $217,929,049. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but it did reduce the net assets of the portfolio.

6. TERMINATION OF  FUND

The trustees on November 12, 1998 approved a resolution to terminate the fund. The liabilities incurred in connection with the termination and any liabilities which arise after the termination date will be paid by Morgan. The fund will be liquidated and all shareholder accounts will be redeemed on a date to be determined by management.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional International Bond Fund
(Formerly The JPM Institutional International Bond Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional International Bond Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 1, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As more fully explained in Note 6, the trustees have resolved and it is the intention of management to liquidate the Fund.

PricewaterhouseCoopers LLP
New York, New York
November 12, 1998

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five Trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the Fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the Fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the Fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the Fund to the extent permitted by applicable law.

2e.To approve the amendment of the Fund's investment restriction relating to underwriting.

2f.To approve the amendment of the Fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the Fund's investment restriction relating to commodities.

2h.To approve the amendment of the Fund's investment restriction relating to lending.

2i.To approve the reclassification of the Fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the Fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the Fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251       --
  William G. Burns...............................  2,592,561,591       8,840,251       --
  Arthur C. Eschenlauer..........................  2,592,561,591       8,840,251       --
  Matthew Healey.................................  2,592,561,591       8,840,251       --
  Michael P. Mallardi............................  2,592,561,591       8,840,251       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......        358,238           9,828        19,394
  b. Relating to concentration of assets.........        356,915          11,151        19,394
  c. Relating to issuance of senior securities...        354,355           9,113        23,992
  d. Relating to borrowing.......................        360,106          11,151        16,203
  e. Relating to underwriting....................        356,915          11,151        19,394
  f. Relating to investment in real estate.......        356,915          11,151        19,394
  g. Relating to commodities.....................        356,915          11,151        19,394
  h. Relating to lending.........................        356,915          11,151        19,394
  i.Reclassification of other restrictions as
      nonfundamental.............................        361,429           8,888        17,143
3. Reclassification of investment objectives.....        343,898          26,419        17,143
4. Investment advisory agreement.................        404,544          11,304        17,142
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,402,592,025      19,567,729   179,242,087

The Non-U.S. Fixed Income Portfolio
Annual Report September 30, 1998
(The following pages should be read in conjunction with J.P. Morgan Institutional International Bond Fund
Annual Financial Statements)

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED) (1)                  SECURITY DESCRIPTION                    VALUE
------------------    -------------------------------------------------  -----------
ASSET-BACKED SECURITY (2.1%)
UNITED STATES (2.1%)
      USD     155     Discover Card Master Trust 1, Series 1997-3,
                        Class A, 5.720% due 04/17/07, FRN (s) (cost
                        $155,000)......................................  $   153,934
                                                                         -----------
CORPORATE OBLIGATIONS (1.8%)
GERMANY (1.8%)
     ITL  175,000     Bayerische Landesbank Girozentrale, 10.750% due
                        03/01/03 (s) (cost $112,435)...................      133,835
                                                                         -----------
GOVERNMENT OBLIGATIONS (50.2%)
CANADA (3.0%)
                      Government of Canada
       CAD    200     7.000% due 12/01/06 (s)..........................      148,808
       CAD     74     Series A55, 8.000% due 06/01/23 (s)..............       66,231
                                                                         -----------
                                                                             215,039
                                                                         -----------

DENMARK (3.9%)
      DKK   1,471     Kingdom of Denmark, 8.000% due 03/15/06 (s)......      280,265
                                                                         -----------

FRANCE (15.2%)
                      Government of France
      FRF     870     5.250% due 04/25/08 (s)..........................      169,412
      FRF   3,860     5.500% due 04/25/07 (s)..........................      764,452
      FRF     814     6.000% due 10/25/25 (s)..........................      168,470
                                                                         -----------
                                                                           1,102,334
                                                                         -----------

GERMANY (24.2%)
                      Federal Republic of Germany
       DEM    525     Series 90, 7.750% due 02/21/00 (s)...............      331,833
       DEM    353     Series 94, 6.250% due 01/04/24 (s)...............      254,292
       DEM    850     Series 97, 6.000% due 01/04/07 (s)...............      577,531
       DEM    445     Series 97, 6.000% due 07/04/07 (s)...............      304,644
       DEM    470     Series 116, 5.750% due 08/22/00 (s)..............      292,626
                                                                         -----------
                                                                           1,760,926
                                                                         -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED) (1)                  SECURITY DESCRIPTION                    VALUE
------------------    -------------------------------------------------  -----------
NETHERLANDS (3.9%)
       NLG    505     Government of the Netherlands, 5.750% due
                        09/15/02 (s)...................................  $   287,450
                                                                         -----------
                          TOTAL GOVERNMENT OBLIGATIONS (COST
                           $3,272,779).................................    3,646,014
                                                                         -----------
SUPRANATIONAL OBLIGATIONS (2) (1.5%)
                      European Investment Bank
     ITL   79,000     12.200% due 02/18/03 (s).........................       63,345
     ITL   55,000     Series E, MTN, 10.875% due 12/14/05 (s)..........       46,847
                                                                         -----------
                          TOTAL SUPRANATIONAL OBLIGATIONS (COST
                           $93,300)....................................      110,192
                                                                         -----------
SHORT-TERM INVESTMENTS (33.6%)
EURO DOLLAR TIME DEPOSITS (32.6%)
        2,372,000     State Street Bank & Trust Co. London, 4.250% due
                        10/01/98.......................................    2,372,000
                                                                         -----------

U.S. TREASURY OBLIGATIONS (1.0%)
           70,000     Bills, 4.500% (y) due 02/04/99 (s)...............       68,763
                                                                         -----------
                          TOTAL SHORT-TERM INVESTMENTS (COST
                           $2,440,763).................................    2,440,763
                                                                         -----------
                          TOTAL INVESTMENTS (COST $6,074,277)
                           (89.2%).....................................    6,484,738
                                                                         -----------

                                                         LOCAL
                                                       CURRENCY
                                                   -----------------
FOREIGN CURRENCY (14.3%)
Belgian Franc....................................     BEL        657            19
British Pound....................................     GBP    445,381       756,880
Canadian Dollar..................................      CAD       296           194
French Franc.....................................     FRF    250,919        44,767
German Mark......................................      DEM   375,318       224,559
Italian Lira.....................................    ITL      41,081            25
Spanish Peseta...................................    ESP   1,749,995        12,318
                                                                       -----------
                       TOTAL FOREIGN CURRENCY
     (COST $988,317).............................                        1,038,762
                                                                       -----------
                       TOTAL INVESTMENTS AND
     FOREIGN CURRENCY
                         (COST $7,062,594)
     (103.5%)....................................                        7,523,500
                       LIABILITIES IN EXCESS OF
     OTHER ASSETS (-3.5%)........................                         (250,561)
                                                                       -----------
                       NET ASSETS (100.0%).......                      $ 7,272,939
                                                                       -----------
                                                                       -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Note: Based on the cost of investments of $6,074,277 for federal income tax purposes at September 30, 1998, the aggregate gross unrealized appreciation and depreciation was $412,349 and $1,888, respectively, resulting in a net unrealized appreciation of investments of $410,461.

(1) -- Principal is in the local currency of the country in which the security is traded, which may not be the country of origin.

(2) -- International agencies.

(s) -- Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $3,378,945 of the market value has been segregated.

(y) -- Yield to maturity.

BEL -- Belgian Franc.

CAD -- Canadian Dollar.

DEM -- German Mark.

DKK -- Danish Krone.

ESP -- Spanish Peseta.

FRF -- French Franc.

FRN -- Floating Rate Note. Maturity date reflects the later of the next interest rate change or next put date.

GBP -- British Pound.

ITL -- Italian Lira.

MTN -- Medium Term Note.

NLG -- Netherlands Guilder.

USD -- United States Dollar.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $6,074,277 )            $6,484,738
Cash                                                      932
Foreign Currency at Value (Cost $988,317 )          1,038,762
Interest Receivable                                   110,041
Receivable for Expense Reimbursement                   21,541
Variation Margin Receivable                            17,014
Prepaid Trustees' Fees                                    432
Prepaid Expenses and Other Assets                         558
                                                   ----------
    Total Assets                                    7,674,018
                                                   ----------
LIABILITIES
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  326,725
Advisory Fee Payable                                    2,084
Administrative Services Fee Payable                       170
Fund Services Fee Payable                                   6
Accrued Expenses                                       72,094
                                                   ----------
    Total Liabilities                                 401,079
                                                   ----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $7,272,939
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $41,452 )                                                   $3,425,327
EXPENSES
Advisory Fee                                       $   265,532
Custodian Fees and Expenses                            108,825
Professional Fees and Expenses                          52,121
Administrative Services Fee                             22,833
Printing Expenses                                       12,074
Fund Services Fee                                        2,695
Administration Fee                                       1,636
Insurance Expense                                        1,141
Trustees' Fees and Expenses                                839
                                                   -----------
    Total Expenses                                     467,696
Less: Reimbursement of Expenses                        (94,563)
                                                   -----------
NET EXPENSES                                                        373,133
                                                                 ----------
NET INVESTMENT INCOME                                             3,052,194
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (1,583,108)
  Futures Contracts                                    583,791
  Foreign Currency Contracts and Transactions        5,400,094
                                                   -----------
    Net Realized Gain                                             4,400,777
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       (2,508,725)
  Futures Contracts                                    233,072
  Foreign Currency Contracts and Translations        3,088,352
                                                   -----------
    Net Change in Unrealized Appreciation                           812,699
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $8,265,670
                                                                 ----------
                                                                 ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       3,052,194    $       8,781,811
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions              4,400,777           16,464,548
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations                812,699           (3,985,721)
                                                   ------------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                           8,265,670           21,260,638
                                                   ------------------   ------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                             10,778,288          151,112,076
Withdrawals                                             (246,117,891)         (83,928,855)
                                                   ------------------   ------------------
    Net Increase (Decrease) from Investors'
      Transactions                                      (235,339,603)          67,183,221
                                                   ------------------   ------------------
    Total Increase (Decrease) in Net Assets             (227,073,933)          88,443,859
NET ASSETS
Beginning of Fiscal Year                                 234,346,872          145,903,013
                                                   ------------------   ------------------
End of Fiscal Year                                 $       7,272,939    $     234,346,872
                                                   ------------------   ------------------
                                                   ------------------   ------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE PERIOD
                                                       YEAR ENDED        OCTOBER 11, 1994
                                                     SEPTEMBER 30,       (COMMENCEMENT OF
                                                   ------------------   OPERATIONS) THROUGH
                                                   1998   1997   1996   SEPTEMBER 30, 1995
                                                   ----   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.49%  0.52%  0.51%                0.55%(a)
  Net Investment Income                            4.02%  4.72%  5.34%                5.73%(a)
  Expenses without Reimbursement                   0.62%  0.52%  0.51%                0.55%(a)
Portfolio Turnover                                  266%   346%   330%                 288%(b)

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Non-U.S. Fixed Income Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on October 11, 1994. The portfolio's investment objective is to provide a high total return, consistent with moderate risk of capital, by investing in a portfolio of international fixed income securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value for such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
      settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At September 30, 1998 the portfolio had open forward foreign currency contracts as follows:

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
                                                   COST/PROCEEDS     9/30/98     (DEPRECIATION)
                                                   -------------   -----------   --------------
PURCHASE CONTRACTS
Netherlands Guilder 627,820, expiring 10/16/98...  $    331,969    $   333,353   $       1,384
SALES CONTRACTS
British Pound 438,435, expiring 10/16/98.........       705,829        744,428         (38,599)
Canadian Dollar 412,149, expiring 10/16/98.......       271,057        270,028           1,029
Danish Krone 1,772,133, expiring 10/16/98........       259,513        278,924         (19,411)
Deutsche Mark 3,569,192, expiring 10/16/98.......     1,995,329      2,137,307        (141,978)
French Franc 5,752,038, expiring 10/16/98........       960,547      1,027,135         (66,588)
French Franc 350,564 for CAD 89,425, expiring
 10/16/98........................................        58,589         62,600          (4,011)
French Franc 500,000 for DEM 149,110, expiring
 10/16/98........................................        89,290         89,285               5
Italian Lira 422,132,987, expiring 10/16/98......       238,258        255,505         (17,247)
Netherlands Guilder 1,170,642, expiring
 10/16/98........................................       580,266        621,575         (41,309)
                                                                                 --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                $    (326,725)
                                                                                 --------------
                                                                                 --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
      enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures contracts at September 30, 1998 are summarized as follows:

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
Ten-Year French Government Bond, expiring
 December 1998...................................              8    $       7,153    $       781,604
Ten-Year German Bond, expiring December 1998.....              8           24,176          1,348,719
Ten-Year Long Gilt, expiring December 1998.......              4           31,895            756,002
                                                   --------------   --------------   ----------------
Totals...........................................             20    $      63,224    $     2,886,325
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 28, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.35% of the portfolio's average daily net assets. Effective October 28, 1998, the portfolio's Investment Advisor will be J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan"), and the terms of the agreement will remain the same. For the fiscal year ended September 30, 1998, such fees amounted to $265,532.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent for the portfolio. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
      operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended September 30, 1998, the fee for these services amounted to $1,636.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which JPMIM provides similar services and J.P. Morgan Series Trust. For the fiscal year ended September 30,1998, the fee for these services amounted to $22,833.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio not to exceed 0.65% of the average daily net assets of the portfolio through January 31, 1999. This reimbursement arrangement can be changed or terminated at any time after January 31, 1999 at the option of J.P. Morgan. For the fiscal year ended September 30, 1998, J.P. Morgan has agreed to reimburse the portfolio $94,563 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $2,695 for the fiscal year ended September 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses.The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended September 30, 1998 were as follows:

  COST OF        PROCEEDS
 PURCHASES      FROM SALES
------------   ------------
$177,845,451   $166,064,365

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On January 20, 1998, the portfolio received a withdrawal request in the amount of $217,929,049 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized gain on transfer of the securities in the amount of $9,495,395, which is included in the Net Realized Gain (Loss) on Investment and Foreign Currency Transactions in the Statement of Operations.

6. TERMINATION OF PORTFOLIO

The trustees on November 12, 1998 approved a resolution to terminate the portfolio. The liabilities incurred in connection with the termination and any liabilities which arise after the termination date will be paid by Morgan. The portfolio will be liquidated and all shareholders accounts will be redeemed on a date to be determined by management.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Non-U.S. Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Non-U.S. Fixed Income Portfolio (the "Portfolio") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period October 11, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As more fully explained in Note 6, the trustees have resolved and it is the intention of management to liquidate the Portfolio.

PricewaterhouseCoopers LLP
New York, New York
November 12, 1998

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     INTERNATIONAL BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

          INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800)766-7722.

J.P. MORGAN
INSTITUTIONAL
INTERNATIONAL
BOND FUND

ANNUAL REPORT
SEPTEMBER 30, 1998


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